SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15 (D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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     Date of Report (Date of earliest event reported): August 28, 2001

                           THE MEAD CORPORATION
           (Exact name of Registrant as specified in its charter)


 Ohio                               1-2267                     31-0535759

 (State of                          (Commission                (IRS Employer
 Incorporation)                     File Number)               Identification
                                                               Number)


                          Mead World Headquarters
                        Courthouse Plaza, Northeast
                             Dayton, Ohio 45463
                  (Address of principal executive offices)


                                937-495-6323
                        (Registrant's telephone No.)

                                    N/A
       (Former name or former address, if changed since last report)

 ITEM V.   OTHER EVENTS

                  On August 28, 2001, The Mead Corporation ("Mead") and Westvaco Corporation ("Westvaco"), among other entities, entered into an Agreement and Plan of Merger (the "Merger Agreement") in order to effect a merger of equals business combination transaction. Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, at the effective time of the respective merger transactions (the "Effective Time"), each of Mead and Westvaco will become wholly-owned subsidiaries of a newly formed holding company to be known as MeadWestvaco Corporation. Also at the Effective Time, (a) each issued and outstanding share of common stock of Mead will be converted into the right to receive (i) one share of common stock of the newly formed MeadWestvaco Corporation and (ii) $1.20 in cash, and (b) each issued and outstanding share of common stock of Westvaco will be converted into the right to receive .97 of a share of common stock of the newly formed MeadWestvaco Corporation. Consummation of the transaction is subject to customary conditions, including shareholder and regulatory approvals.

                  A copy of the Merger Agreement is attached hereto as
Exhibit 2.1. A joint press release announcing the execution of the Merger Agreement was issued on August 29, 2001, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of such exhibits.

 ITEM VII. FINANCIAL STATEMENTS AND EXHIBITS

           (c)  Exhibits:

           2.1 Agreement and Plan of Merger, dated as of August 28, 2001, by and among MW Holding Corporation, Michael Merger Sub Corporation, William Merger Sub Corporation, The Mead Corporation and Westvaco Corporation

           99.1 Joint press release issued by The Mead Corporation and Westvaco Corporation on August 29, 2001


                                 SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE MEAD CORPORATION
                                    (Registrant)


Date:  August 28, 2001              By:  /s/ Sue K. McDonnell
                                         ------------------------------------
                                         Name:    Sue K. McDonnell, Esq.
                                         Title:   Vice President,
                                                  General Counsel and Secretary





EXHIBIT INDEX

Exhibit No.                Description

2.1 Agreement and Plan of Merger, dated as of August 28, 2001, by and among MW Holding Corporation, Michael Merger Sub Corporation, William Merger Sub Corporation, The Mead Corporation and Westvaco Corporation

99.1 Joint press release issued by The Mead Corporation and Westvaco Corporation on August 29, 2001